United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

Commission File Number 001-31673

CINGULAR WIRELESS LLC

Formed under the laws of the State of Delaware
I.R.S. Employer Identification Number 74-2955068

5565 Glenridge Connector, Atlanta, Georgia 30342
Telephone Number: (404) 236-7895

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits – The following exhibits are furnished as a part of this report:

Exhibit Number	Exhibit Description
99.1	Press Release dated July 21, 2004 reporting financial results for the second quarter ended June 30, 2004

99.2	Cingular Wireless LLC Selected Financial Statements and Operating Data

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto are (i) Exhibit 99.1, which is a copy of a press release of Cingular Wireless LLC dated July 21, 2004, reporting the company’s financial results for the quarter ended June 30, 2004 and (ii) Exhibit 99.2, which provides selected financial statements and operating data at and for the three and six months ended June 30, 2004 for Cingular Wireless LLC and at and for the comparable date and period in 2003.

The foregoing information is intended to be furnished only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINGULAR WIRELESS LLC
By:	CINGULAR WIRELESS CORPORATION,
as Manager

Date: July 21, 2004	By:	/s/ Peter A. Ritcher
Peter A. Ritcher
Chief Financial Officer (Principal Financial Officer)

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